Page 22 of 23 Pages


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Apex Silver Mines Limited dated as of February 13, 1998 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  February 13, 1998                    SILVER HOLDINGS LDC

                                            By:   /S/ SEAN C. WARREN
                                                  -----------------------------
                                                  Sean C. Warren
                                                  Director


Date:  February 13, 1998                    QUANTUM INDUSTRIAL PARTNERS LDC

                                            By:   /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact


Date:  February 13, 1998                    QIH MANAGEMENT INVESTOR, L.P.

                                            By:   QIH MANAGEMENT, INC.,
                                                  its General Partner

                                                  By:  /S/ MICHAEL C. NEUS
                                                       ------------------------
                                                       Michael C. Neus
                                                       Vice President


Date:  February 13, 1998                    QIH MANAGEMENT, INC.

                                            By:   /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Vice President


Date:  February 13, 1998                    SOROS FUND MANAGEMENT LLC

                                            By:   /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Assistant General Counsel

                                                             Page 23 of 23 Pages


Date:  February 13, 1998                          GEORGE SOROS

                                                  By:  /S/ MICHAEL C. NEUS
                                                       ------------------------
                                                       Michael C. Neus
                                                       Attorney-in-Fact

Date:    February 13, 1998                        GEOSOR CORPORATION

                                                  By:  /S/ MICHAEL C. NEUS
                                                       ------------------------
                                                       Michael C. Neus
                                                       Assistant Secretary


Date:  February 13, 1998                          STANLEY F. DRUCKENMILLER

                                                  By:  /S/ MICHAEL C. NEUS
                                                       ------------------------
                                                       Michael C. Neus
                                                       Attorney-in-Fact


Date:  February 13, 1998                          PAUL SOROS

                                                  By:  /S/ PAUL SOROS
                                                       ------------------------
                                                       Paul Soros